Deposits	12 Months Ended
Dec. 31, 2012
Deposit Assets Disclosure [Abstract]
Deposit Liabilities Disclosures [Text Block]
8.	Deposits

On July 24, 2012, the Company announced the execution of a Share Purchase Agreement (“SPA”) to acquire Pathfinder Mines Corporation (“Pathfinder”). The transaction calls for the purchase of all issued and outstanding shares of Pathfinder from its sole shareholder, COGEMA Resources, Inc., an AREVA Mining affiliate, for US$13,250,000. The initial payment of US$1,325,000 was made upon execution of the SPA and is included in deposits. It will be held in an AREVA interest bearing account which bears interest at the minimum of the 1 year LIBOR rate plus one percentpending the approval by the Nuclear Regulatory Commission (“NRC”) for the change of control of an NRC License for the Shirley Basin mine site owned by Pathfinder and the receipt of other required governmental approvals. Interest earned on the escrow payment will be credited to the Company against the Closing Purchase Price at the Closing. The deposit is refundable if the approval of the NRC is not received in a timely basis, if AREVA breeches the agreement or the transaction can not be completed due to circumstances outside the control or responsibility of the Company.